UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2009

Louisiana Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-33573	20-8715162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Veterans Memorial Boulevard, Metairie, Louisiana 70005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (504) 834-1190

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 17, 2009, Louisiana Bancorp, Inc. (the “Company”) announced it has approved the purchase of 5% of its outstanding common stock, subject to the completion of the Company’s previously announced third repurchase program. There are currently 3,424 shares remaining to be repurchased under the Company’s on-going third repurchase program.

For additional information, reference is made to the Company’s press release dated March 17, 2009, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The registrant’s press release, dated March 17, 2009, is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOUISIANA BANCORP, INC.

Date: March 17, 2009	By:	/s/ Lawrence J. LeBon, III
Lawrence J. LeBon, III
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated March 17, 2009